Blackstone Long-Short Credit Income Fund

Portfolio of Investments

March 31, 2022 (Unaudited)

	Principal Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 122.32%
Aerospace & Defense - 3.01%
Amentum Government Services Holdings LLC, First Lien Term Loan, 6M US L + 4.00%, 02/15/2029	$863,265	$857,870
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	995,919	993,275
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	202,558	202,020
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	547,038	539,060
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	294,107	289,817
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	1,396,800	1,223,073
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	1,025,843	1,020,714
Vertex Aerospace Corp., First Lien Term Loan, 1M US L + 4.00%, 12/06/2028	546,154	545,132
		5,670,961

Air Transport - 2.81%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,082,447	1,098,683
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	682,565	644,386
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	238,372	223,772
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	1,806,405	1,798,339
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 10/02/2025	227,470	226,297
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 1M US L + 5.75%, 0.50% Floor, 09/21/2029	153,086	152,536
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,148,387	1,136,823
		5,280,836

Automotive - 1.73%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	1,888,278	1,143,296
GC EOS Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 08/01/2025	1,262,378	1,251,105
Wheel Pros, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.75% Floor, 05/11/2028	891,886	852,727
		3,247,128

Beverage & Tobacco - 0.90%
Bengal Debt Merger Sub, LLC Delayed, First Lien Term Loan, 3M US L + 3.25%, 01/24/2029	75	74
Bengal Debt Merger Sub, LLC, First Lien Term Loan, L + 3.750%, 01/24/2029	1,304	1,286
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	1,728,119	1,688,925
		1,690,285

Brokers, Dealers & Investment Houses - 3.03%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	1,557,144	1,552,527
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	1,125,496	1,121,393
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028	296,000	296,740
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	553,846	547,546

	Principal Amount	Value
Brokers, Dealers & Investment Houses (continued)
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/07/2028	$2,196,767	$2,175,261
		5,693,467

Building & Development - 5.80%
Arc Falcon I, Inc., First Lien Term Loan, 3M US L + 3.75%, 09/30/2028	431,397	421,512
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	1,091,828	1,059,526
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	659,607	649,053
Illuminate Merger Sub Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/21/2028	424,224	411,194
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	2,084,059	2,037,178
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	2,936,411	2,876,376
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 6M US L + 3.50%, 0.50% Floor, 06/02/2028	551,973	545,995
SRS Distribution, Inc., First Lien Term Loan, 6M US L + 3.50%, 06/02/2028	429,130	424,571
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	187,866	184,931
United Site Cov-Lite, First Lien Term Loan, 3M US L + 4.25%, 12/15/2028	965,047	957,727
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/19/2027	1,351,555	1,339,445
		10,907,508

Business Equipment & Services - 20.37%
Access CIG LLC, First Lien B Term Loan, 3M US L + 3.75%, 02/27/2025	1,232,332	1,215,992
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	940,445	935,155
Aegion Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/17/2028	576,612	574,449
AG Group Holdings, Inc., First Lien Term Loan, 1M US L + 4.25%, 12/29/2028	493,431	491,891
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 05/12/2028	1,827,216	1,801,598
Anticimex International AB, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 11/16/2028	1,170,125	1,154,399
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	1,747,855	1,736,930
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	588,770	575,523
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	448,660	446,305
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 03/31/2028	695,949	689,946
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	581,429	582,882
Divisions Holding Corp., First Lien B Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/27/2028	534,804	532,130
EAB Global, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/16/2028	678,899	673,128
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	704,746	721,484
Equiniti Group PLC, First Lien Term Loan, 3M US L + 4.50%, 12/11/2028	309,091	309,349
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	675,203	673,728
Foundational Education Group, Inc., First Lien Term Loan, 4M US L + 4.25%, 08/31/2028	512,000	512,003
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	2,065,521	2,045,609
Garda World Security Corp., First Lien Term Loan, 1M US L + 4.25%, 02/01/2029	190,909	189,477
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025(b)	802,345	798,333
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	1,410,922	1,409,751
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	724,585	714,962
Learning Care Group No. 2, Inc., 3M US L + 3.25%, 1.00% Floor, 03/13/2025	1,372,988	1,354,824
Loyalty Ventures, Inc., First Lien Term Loan, 1M US L + 4.50%, 11/03/2027	531,250	519,741
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	860,861	849,743
McKissock Investment Holdings, LLC, First Lien Term Loan, L + 5.750%, 03/12/2029	813,347	810,297
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	1,087,732	1,079,715
Mitchell International, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/15/2028	2,065,893	2,035,731
Mitchell International, Inc., Second Lien Term Loan, 3M US L + 6.50%, 10/15/2029	365,979	363,350
Momentive, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/10/2025	1,572,454	1,566,558

	Principal Amount	Value
Business Equipment & Services (continued)
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	$1,243,077	$1,224,431
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025	1,047,600	1,034,835
Rinchem Company, Inc., First Lien Term Loan, 3M US L + 0.00%, 03/02/2029(b)	454,545	453,409
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	231,941	229,766
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	369,727	366,261
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 3.75%, 09/03/2026	913,304	908,738
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	261,900	260,852
Seren BidCo, First Lien Term Loan, 3M US L + 0.00%, 11/16/2028(b)	488,000	484,950
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	803,764	795,851
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	1,096,219	1,081,420
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029(b)	633,538	628,787
Virtusa Corp., First Lien Term Loan:
1M US L + 3.75%, 0.75% Floor, 02/11/2028	539,321	535,276
1M US L + 3.75%, 02/15/2029	557,614	553,781
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	2,432,658	2,416,846
		38,340,186

Cable & Satellite Television - 0.95%
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 3M US L + 3.6875%, 01/31/2026	1,826,160	1,789,929

Chemical & Plastics - 4.13%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	1,621,125	1,618,596
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	399,690	389,697
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026	1,465,200	1,444,138
Geon Performance Solutions LLC, First Lien Term Loan, 1M US L + 4.75%, 0.75% Floor, 08/18/2028	348,864	348,866
Hexion Holdings Corp., First Lien Term Loan, L + 5.000%, 03/15/2029	913,107	894,845
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/30/2028	670,824	666,842
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	1,342,105	1,294,963
Vantage Specialty Chemicals, Inc., First Lien Term Loan, 3M US L + 0.00%, 10/28/2024	560,000	540,330
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	588,834	570,727
		7,769,004

Clothing & Textiles - 0.46%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	904,587	874,057

Conglomerates - 2.24%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	983,876	974,564
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	458,358	358,523
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,133,988	1,102,803
Vaco Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 01/21/2029	304,286	302,954
VT Topco, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/01/2025	1,498,935	1,479,269
		4,218,113

Containers & Glass Products - 3.80%
Berlin Packaging L.L.C., First Lien Term Loan, 1M US L + 3.75%, 03/11/2028	902,260	895,267
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan, L + 4.780%, 03/30/2029	1,687,103	1,661,796
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	205,657	201,866
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	507,363	490,660

	Principal Amount	Value
Containers & Glass Products (continued)
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	$505,875	$500,591
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	2,352,304	2,305,846
Ring Container Technologies Group, LLC, First Lien Initial Term Loan, 6M US L + 3.75%, 0.50% Floor, 08/12/2028	504,565	498,261
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025(b)	533,333	306,667
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 1M US L + 4.00%, 0.50% Floor, 09/15/2028(c)	24,047	23,786
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 1M US L + 4.00%, 0.50% Floor, 09/15/2028	269,708	266,787
		7,151,527

Diversified Insurance - 0.68%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 1M US L + 3.75%, 02/15/2027	297,453	295,781
Acrisure LLC, First Lien Term Loan, 1M US L + 4.25%, 02/15/2027	338,194	337,350
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	648,346	637,813
		1,270,944

Drugs - 2.22%
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	1,345,253	1,335,796
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	1,661,512	1,649,790
LSCS Holdings/Eversana, First Lien Term Loan, 1M US L + 4.50%, 12/16/2028	444,882	440,991
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	397,442	395,209
Sharp MicCo, LLC, First Lien Term Loan, 3M US L + 4.00%, 12/31/2028(b)	351,290	349,973
		4,171,759

Ecological Services & Equipment - 0.35%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	671,326	659,578

Electronics/Electric - 25.79%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	567,878	567,878
BMC Software, Inc., Second Lien 2nd Lien Term Loan, 1M US L + 5.50%, 0.50% Floor, 02/27/2026	737,755	733,144
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 10/02/2025	1,540,777	1,533,720
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	1,135,437	1,125,264
Cloudera, Inc., First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/08/2028	1,150,418	1,138,195
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	1,746,000	1,676,893
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	1,767,072	1,750,515
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	553,488	548,645
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	521,311	517,076
CPI International, Inc., Second Lien Initial Term Loan, 3M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	209,020	198,569
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,412,305	1,404,163
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	647,969	642,163
Deliver Buyer, Inc., First Lien Term Loan, 3M US L + 5.00%, 05/01/2024	1,402,637	1,402,637
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	1,902,417	1,875,583
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	2,407,275	2,383,202
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	1,582,554	1,541,012
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	804,787	801,435
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/19/2026	1,868,961	1,850,271
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	1,394,543	1,382,341

	Principal Amount	Value
Electronics/Electric (continued)
Idera, Inc., First Lien B-1 Term Loan, 4M US L + 3.75%, 0.75% Floor, 03/02/2028	$1,678,448	$1,651,593
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,299,045	1,285,567
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	682,352	676,016
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	245,645	241,960
Ivanti Software, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/01/2027	1,791,000	1,769,732
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	476,866	472,097
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028	714,384	709,476
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.75% Floor, 07/27/2028	1,583,754	1,574,252
McAfee Corp., First Lien Term Loan, 3M US L + 4.00%, 03/01/2029	1,215,596	1,208,759
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	675,113	670,472
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	978,139	943,293
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	1,425,600	1,421,444
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	625,077	618,923
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 3M US L + 4.00%, 04/26/2024	2,156,445	2,146,115
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	532,166	529,673
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	1,189,632	1,186,063
Quest Borrower Ltd., First Lien Term Loan, 3M US L + 0.00%, 02/01/2029	1,238,049	1,221,317
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,496,880	1,480,512
Rocket Software, Inc., First Lien USD Term Loan, 1M US L + 4.25%, 11/28/2025	612,042	605,156
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	975,000	970,978
Sovos Compliance LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/11/2028	353,495	353,497
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	180,705	180,141
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	930,352	873,135
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 04/24/2028	2,686,942	2,663,431
		48,526,308

Equipment Leasing - 0.46%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	867,086	861,966

Financial Intermediaries - 2.12%
Apex Group Treasury LLC, First Lien Term Loan, 3M US L + 0.00%, 0.50% Floor, 07/27/2028	238,253	236,616
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	429,720	426,768
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 1M US L + 4.75%, 04/01/2028	1,556,884	1,547,659
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	490,590	491,510
Pre Paid Legal Services, Inc., First Lien Term Loan, 1M US L + 3.75%, 12/15/2028	1,309,155	1,295,108
		3,997,661

Food Products - 0.28%
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US L + 5.00%, 1.00% Floor, 12/18/2026	528,979	523,028

Food Service - 3.40%
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US L + 4.00%, 01/27/2029	629,709	627,388
Flynn Restaurant, First Lien Term Loan, 1M US L + 4.25%, 12/01/2028	473,647	468,714
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 04/07/2025	1,887,715	1,848,187
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/21/2025	1,696,691	1,654,273
Tacala Investment Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/05/2027	615,609	608,376

	Principal Amount	Value
Food Service (continued)
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	$1,207,931	$1,194,342
		6,401,280

Food/Drug Retailers - 0.84%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	1,247,640	1,230,703
3M US L + 4.25%, 0.50% Floor, 03/31/2026	214,947	212,368
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	133,681	131,866
		1,574,937

Healthcare - 16.32%
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 3.50%, 02/15/2029	1,044,899	1,035,756
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	1,763,642	1,722,311
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 1.00% Floor, 05/08/2023	121,565	120,349
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	3,829,121	3,541,937
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.00%, 07/01/2026	237,230	233,968
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,159,095	1,143,158
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,442,945	964,371
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	295,027	267,000
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,702,081	1,519,813
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,068,823	1,061,378
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	1,351,799	1,345,952
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2027	909,832	900,356
Medical Solutions LLC, First Lien Term Loan, 3M US L + 3.50%, 11/01/2028	198,847	197,480
NAPA Management Services Corp., First Lien Term Loan, 3M US L + 0.00%, 0.75% Floor, 02/23/2029	1,073,500	1,062,094
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	992,984	991,743
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 02/28/2028	1,360,093	1,352,020
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	559,027	554,487
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 12/29/2028	23,970	23,715
PetVet Care Centers LLC, 1M US L + 6.25%, 02/13/2026	987,000	983,921
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	721,012	714,884
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	529,639	525,336
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	1,595,619	1,585,854
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	291,537	278,157
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	1,623,863	1,526,431
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M US L + 4.25%, 10/01/2028	800,030	795,882
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/20/2027	993,736	986,159
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	1,904,675	1,902,294
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	793,793	748,574
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,359,293	1,343,151
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/13/2026(b)	1,285,714	1,279,286
		30,707,817

Home Furnishings - 0.95%
Osmosis Buyer Limited Delayed, First Lien Term Loan, 3M US L + 0.00%, 07/31/2028	131,481	130,290

	Principal Amount	Value
Home Furnishings (continued)
Osmosis Buyer Limited, First Lien Initial B Term Loan, 1M US L + 4.00%, 0.50% Floor, 07/31/2028	$1,101,737	$1,092,962
Osmosis Buyer Limited, First Lien Term Loan, 3M US L + 0.00%, 07/31/2028	578,519	573,277
		1,796,529

Industrial Equipment - 5.18%
Apex Tool Group LLC, First Lien Term Loan, 3M US L + 0.00%, 0.50% Floor, 02/08/2029	836,441	816,726
Bettcher Industries, Inc., First Lien Term Loan, 3M US L + 0.00%, 12/14/2028	746,842	735,639
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/19/2028	530,443	524,181
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	572,937	564,581
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026	65,861	62,733
Justrite Safety Group, First Lien Initial Term Loan, 3M US L + 4.50%, 06/28/2026	1,218,375	1,160,503
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	1,213,106	1,187,831
LTI Holdings, Inc., First Lien Term Loan, 1M US L + 4.75%, 07/24/2026	183,750	182,372
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	382,979	376,468
PRO MACH Group, Inc. Delayed, First Lien Delayed Draw Term Loan, 3M US L + 0.00%, 1.00% Floor, 08/31/2028(c)	51,397	51,236
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 08/31/2028	1,646,163	1,641,018
Redwood Star Merger Sub, Inc., First Lien Term Loan, L + 5.000%, 03/16/2029	1,130,000	1,102,219
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	1,373,610	1,350,259
		9,755,766

Insurance - 0.96%
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	1,025,492	1,015,452
Hyperion Ins/Howden 11/21 Incremental Cov-Lite, First Lien Term Loan, 3M US L + 0.00%, 11/12/2027	290,036	287,181
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 10/24/2025	380,945	374,043
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	133,136	131,139
		1,807,815

Leisure Goods/Activities/Movies - 4.88%
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	3,179,102	2,845,424
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.25%, 0.75% Floor, 11/26/2026	1,187,527	1,156,853
CE Intermediate I, LLC, First Lien Term Loan, 3M US L + 4.00%, 11/10/2028(b)	770,000	762,300
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	1,397,807	1,082,483
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026	220,745	167,697
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	1,156,547	1,139,036
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	152,003	149,702
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,092,802	1,076,410
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	856,826	811,577
		9,191,482

Lodging & Casinos - 0.04%
Scientific Games Holdings LP, First Lien Term Loan, L + 4.470%, 02/04/2029	81,346	80,721

Oil & Gas - 0.69%
Freeport LNG, First Lien Term Loan, 3M US L + 0.00%, 12/21/2028	1,301,872	1,294,204

	Principal Amount	Value
Property & Casualty Insurance - 0.43%
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US L + 4.00%, 0.50% Floor, 06/02/2028	$811,877	$807,107

Publishing - 3.36%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 07/14/2026	729,096	724,178
Champ Acquisition Corp., First Lien Initial Term Loan, 6M US L + 5.50%, 12/19/2025	1,192,437	1,186,177
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,097,187	1,080,389
McGraw-Hill Education, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/28/2028	946,413	937,985
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	1,170,000	1,163,179
Shutterfly LLC, First Lien 2021 Refinancing B Term Loan, 4M US L + 5.00%, 0.75% Floor, 09/25/2026	1,341,793	1,237,133
		6,329,041

Retailers (except food & drug) - 0.02%
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 01/31/2025(b)(d)	55,830	43,268

Surface Transport - 1.59%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 6.75%, 04/10/2026	1,202,598	1,201,847
Kenan Advantage Group, Inc.,The, First Lien U.S. B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/24/2026	1,196,114	1,182,287
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 07/26/2028	612,319	607,249
		2,991,383

Telecommunications - 2.44%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	1,864,150	1,842,405
Ensono LP, First Lien Initial Term Loan, 6M US L + 4.00%, 05/26/2028	987,874	972,646
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	1,184,509	1,184,142
Zacapa S.A.R.L., First Lien Term Loan, 3M US L + 0.00%, 03/22/2029	593,244	590,722
		4,589,915

Utilities - 0.09%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	241,385	172,906

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $232,942,467)		230,188,416

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 7.53%
Structured Finance Obligations - 7.53%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(e)	500,000	471,280
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(e)	500,000	490,251
Elmwood CLO 16, Ltd., 3M US SOFR + 7.22%, 04/20/2034(b)(e)	750,000	742,425
Galaxy 30 Clo, Ltd., 3M US SOFR + 6.95%, 04/15/2035(b)(e)	1,000,000	990,000
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(b)(e)	625,000	594,721
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(e)	833,000	771,572
Jamestown CLO XIV, Ltd., 3M US L + 7.20%, 10/20/2034(e)	1,000,000	952,664
Magnetite XXXII, Ltd., 3M US SOFR + 6.90%, 04/15/2035(b)(e)	1,000,000	1,000,000
OCP CLO 2020-18, Ltd., 3M US L + 6.43%, 07/20/2032(b)(e)	1,000,000	951,570
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(b)(e)	500,000	488,410
Parallel 2021-2, Ltd., 3M US L + 7.20%, 10/20/2034(b)(e)	500,000	477,165
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(e)	1,000,000	999,959
PPM CLO 3, Ltd., 3M US L + 6.61%, 04/17/2034(b)(e)	500,000	483,553
Rad CLO 2, Ltd., 3M US L + 6.00%, 10/15/2031(b)(e)	750,000	738,555
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(e)	250,000	246,314
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(e)	250,000	247,319
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(b)(e)	1,000,000	937,850

	Principal Amount	Value
Structured Finance Obligations (continued)
Tiaa Clo III, Ltd., 3M US L + 5.90%, 01/16/2031(b)(e)	$2,500,000	$2,326,760
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(b)(e)	250,000	245,124
		14,155,492

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $14,543,431)		14,155,492

CORPORATE BONDS - 32.65%
Aerospace & Defense - 1.44%
Bombardier, Inc., 7.875%, 04/15/2027(e)	760,000	744,975
Howmet Aerospace, Inc.:
5.900%, 02/01/2027	560,000	601,003
5.950%, 02/01/2037	46,000	49,118
Science Applications International Corp., 4.875%, 04/01/2028(e)	230,000	227,100
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	230,000	216,379
TransDigm, Inc.:
4.625%, 01/15/2029	520,000	486,842
4.875%, 05/01/2029	400,000	375,720
		2,701,137

Air Transport - 0.26%
Air Canada, 3.875%, 08/15/2026(e)	520,000	491,398

Automotive - 0.37%
Allison Transmission, Inc., 3.750%, 01/30/2031(e)	520,000	472,498
Titan International, Inc., 7.000%, 04/30/2028	220,000	220,937
		693,435

Brokers, Dealers & Investment Houses - 0.96%
CVR Energy, Inc., 5.250%, 02/15/2025(e)	520,000	505,640
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
4.750%, 09/15/2024	220,000	221,280
5.250%, 05/15/2027	690,000	678,339
4.375%, 02/01/2029	200,000	183,907
Navient Corp., 5.625%, 08/01/2033	250,000	211,009
		1,800,175

Building & Development - 0.61%
Builders FirstSource, Inc., 4.250%, 02/01/2032(e)	90,000	83,955
Howard Hughes Corp.:
4.125%, 02/01/2029(e)	100,000	94,038
4.375%, 02/01/2031(e)	220,000	207,106
Louisiana-Pacific Corp., 3.625%, 03/15/2029(e)	210,000	194,584
Realogy Group LLC / Realogy Co.-Issuer Corp.:
5.750%, 01/15/2029(e)	240,000	226,666
5.250%, 04/15/2030(e)	150,000	138,187
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	200,000	199,900
		1,144,436

Business Equipment & Services - 1.61%
Black Knight InfoServ LLC, 3.625%, 09/01/2028(e)	510,000	483,924
Diebold Inc, Senior Unsecured Bond, 8.500%, 04/15/2024	50,000	47,998
Iron Mountain, Inc.:
4.875%, 09/15/2029(e)	510,000	486,328
4.500%, 02/15/2031(e)	90,000	83,232
5.625%, 07/15/2032(e)	530,000	523,118
Open Text Corp., 3.875%, 02/15/2028(e)	890,000	854,854
TriNet Group, Inc., 3.500%, 03/01/2029(e)	190,000	174,943

	Principal Amount	Value
Business Equipment & Services (continued)
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	$375,000	$366,105
		3,020,502

Cable & Satellite Television - 1.00%
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.000%, 02/01/2028(e)	610,000	604,760
4.250%, 02/01/2031(e)	350,000	318,078
DISH DBS Corp., 7.375%, 07/01/2028	280,000	265,615
Viasat, Inc.:
5.625%, 09/15/2025(e)	110,000	107,617
6.500%, 07/15/2028(e)	610,000	586,372
		1,882,442

Chemical & Plastics - 1.15%
Ashland LLC, 3.375%, 09/01/2031(e)	140,000	123,842
Chemours Co., 4.625%, 11/15/2029(e)	220,000	201,912
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	310,000	310,418
HB Fuller Co., 4.250%, 10/15/2028	110,000	103,190
Methanex Corp., 5.250%, 12/15/2029	640,000	650,813
Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030(e)	200,000	197,446
Valvoline, Inc., 4.250%, 02/15/2030(e)	640,000	585,226
		2,172,847

Conglomerates - 0.77%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	280,000	282,135
LSB Industries, Inc., 6.250%, 10/15/2028(e)	220,000	223,466
NCR Corp., 5.250%, 10/01/2030(e)	170,000	161,445
Service Corp. International:
3.375%, 08/15/2030	370,000	334,088
4.000%, 05/15/2031	490,000	456,957
		1,458,091

Containers & Glass Products - 0.95%
Ball Corp., 3.125%, 09/15/2031	360,000	322,524
Crown Americas LLC / Crown Americas Capital Corp. VI, 4.750%, 02/01/2026	220,000	222,664
Sealed Air Corp., 6.875%, 07/15/2033(e)	650,000	742,398
Silgan Holdings, Inc., 4.125%, 02/01/2028	300,000	288,396
TriMas Corp., 4.125%, 04/15/2029(e)	230,000	210,310
		1,786,292

Drugs - 0.10%
Bausch Health Cos., Inc., 7.250%, 05/30/2029(e)	220,000	188,056

Ecological Services & Equipment - 0.18%
Stericycle, Inc., 3.875%, 01/15/2029(e)	370,000	344,527

Electronics/Electric - 1.14%
Ciena Corp., 4.000%, 01/31/2030(e)	220,000	212,070
Entegris, Inc., 4.375%, 04/15/2028(e)	300,000	290,882
Fair Isaac Corp., 4.000%, 06/15/2028(e)	750,000	727,440
Seagate HDD Cayman, 5.750%, 12/01/2034	490,000	502,012
Synaptics, Inc., 4.000%, 06/15/2029(e)	195,000	184,199
TTM Technologies, Inc., 4.000%, 03/01/2029(e)	250,000	231,766
		2,148,369

Equipment Leasing - 0.21%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.750%, 07/15/2027(e)	280,000	280,056
Hertz Corp., 5.000%, 12/01/2029(e)	130,000	117,818
		397,874

	Principal Amount	Value
Financial Intermediaries - 1.32%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(e)	$200,000	$204,566
Nationstar Mortgage Holdings, Inc.:
5.125%, 12/15/2030(e)	739,000	684,950
5.750%, 11/15/2031(e)	450,000	429,968
PRA Group, Inc., 5.000%, 10/01/2029(e)	320,000	303,877
SS&C Technologies, Inc., 5.500%, 09/30/2027(e)	700,000	706,125
World Acceptance Corp., 7.000%, 11/01/2026(e)	180,000	158,652
		2,488,138

Food Products - 0.60%
Lamb Weston Holdings, Inc.:
4.875%, 05/15/2028(e)	135,000	135,277
4.125%, 01/31/2030(e)	425,000	397,587
Pilgrim's Pride Corp., 4.250%, 04/15/2031(e)	110,000	101,984
Post Holdings, Inc.:
5.625%, 01/15/2028(e)	275,000	270,378
4.625%, 04/15/2030(e)	252,000	227,329
		1,132,555

Food Service - 1.18%
1011778 BC ULC / New Red Finance, Inc.:
3.875%, 01/15/2028(e)	415,000	393,993
4.375%, 01/15/2028(e)	360,000	346,235
3.500%, 02/15/2029(e)	350,000	323,645
Aramark Services, Inc., 5.000%, 02/01/2028(e)	60,000	58,308
Performance Food Group, Inc., 5.500%, 10/15/2027(e)	150,000	149,462
Yum! Brands, Inc.:
4.750%, 01/15/2030(e)	480,000	471,600
3.625%, 03/15/2031	90,000	82,209
4.625%, 01/31/2032	400,000	387,598
		2,213,050

Food/Drug Retailers - 0.53%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
4.625%, 01/15/2027(e)	530,000	513,273
5.875%, 02/15/2028(e)	290,000	289,551
4.875%, 02/15/2030(e)	200,000	195,125
		997,949

Forest Products - 0.46%
Mercer International, Inc., 5.125%, 02/01/2029	620,000	599,034
Resolute Forest Products, Inc., 4.875%, 03/01/2026(e)	170,000	163,797
Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026(e)	110,000	104,082
		866,913

Healthcare - 1.65%
Acadia Healthcare Co., Inc., 5.500%, 07/01/2028(e)	155,000	155,969
Carriage Services, Inc., 4.250%, 05/15/2029(e)	220,000	205,323
Charles River Laboratories International, Inc., 4.250%, 05/01/2028(e)	350,000	342,856
CHS/Community Health Systems, Inc., 6.875%, 04/01/2028(e)	270,000	245,430
DaVita, Inc., 4.625%, 06/01/2030(e)	540,000	505,008
Encompass Health Corp., 4.750%, 02/01/2030	450,000	432,749
Hologic, Inc., 3.250%, 02/15/2029(e)	410,000	383,364
Tenet Healthcare Corp.:
6.125%, 10/01/2028(e)	580,000	590,066
6.875%, 11/15/2031	220,000	235,354
		3,096,119

Industrial Equipment - 0.13%
Boyd Gaming Corp., 4.750%, 06/15/2031(e)	180,000	173,778

	Principal Amount	Value
Industrial Equipment (continued)
Ritchie Bros Holdings, Inc., 4.750%, 12/15/2031(e)	$80,000	$78,130
		251,908

Insurance - 0.60%
MGIC Investment Corp., 5.250%, 08/15/2028	360,000	356,036
NMI Holdings, Inc., 7.375%, 06/01/2025(e)	240,000	252,306
Radian Group, Inc.:
4.500%, 10/01/2024	350,000	352,193
4.875%, 03/15/2027	160,000	161,004
		1,121,539

Leisure Goods/Activities/Movies - 1.42%
Carnival Corp., 7.625%, 03/01/2026(e)	610,000	614,697
Cinemark USA, Inc., 5.875%, 03/15/2026(e)	463,000	449,652
Live Nation Entertainment, Inc., 4.750%, 10/15/2027(e)	850,000	830,254
NCL Corp., Ltd., 5.875%, 02/15/2027(e)	60,000	59,177
Royal Caribbean Cruises, Ltd., 4.250%, 07/01/2026(e)	570,000	531,223
SeaWorld Parks & Entertainment, Inc., 5.250%, 08/15/2029(e)	200,000	191,160
		2,676,163

Lodging & Casinos - 1.35%
CDI Escrow Issuer, Inc., 5.750%, 04/01/2030(e)	80,000	80,900
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	750,000	728,910
Full House Resorts, Inc., 8.250%, 02/15/2028(e)	170,000	174,024
Go Daddy Operating Co. LLC / GD Finance Co, Inc., 3.500%, 03/01/2029(e)	360,000	331,539
Hilton Domestic Operating Co., Inc.:
3.750%, 05/01/2029(e)	410,000	385,656
4.875%, 01/15/2030	660,000	659,802
Travel + Leisure Co., 4.625%, 03/01/2030(e)	190,000	177,061
		2,537,892

Nonferrous Metals/Minerals - 0.64%
Century Aluminum Co., 7.500%, 04/01/2028(e)	120,000	125,372
Commercial Metals Co., 3.875%, 02/15/2031	350,000	318,663
Kaiser Aluminum Corp., 4.625%, 03/01/2028(e)	100,000	94,125
Minerals Technologies, Inc., 5.000%, 07/01/2028(e)	429,000	409,157
SunCoke Energy, Inc., 4.875%, 06/30/2029(e)	280,000	264,320
		1,211,637

Oil & Gas - 6.25%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 05/15/2026(e)	350,000	379,305
Apache Corp., 5.350%, 07/01/2049	315,000	303,766
Athabasca Oil Corp., 9.750%, 11/01/2026(e)	200,000	213,230
Baytex Energy Corp., 8.750%, 04/01/2027(e)	130,000	139,595
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(e)	220,000	217,477
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(e)	530,000	493,520
Civitas Resources, Inc., 5.000%, 10/15/2026(e)	150,000	148,878
CNX Resources Corp., 6.000%, 01/15/2029(e)	440,000	444,974
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029(e)	310,000	309,482
EnLink Midstream Partners LP, 5.450%, 06/01/2047	795,000	671,393
Ensign Drilling, Inc., 9.250%, 04/15/2024(e)	180,000	178,011
Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 05/01/2025	160,000	161,520
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	340,000	340,369
Laredo Petroleum, Inc., 9.500%, 01/15/2025	360,000	375,948
Matador Resources Co., 5.875%, 09/15/2026	550,000	560,807
MEG Energy Corp.:
7.125%, 02/01/2027(e)	271,000	284,099
5.875%, 02/01/2029(e)	270,000	274,227
Murphy Oil Corp., 6.375%, 07/15/2028	453,000	471,897

	Principal Amount	Value
Oil & Gas (continued)
Murphy Oil USA, Inc., 3.750%, 02/15/2031(e)	$100,000	$91,459
Nabors Industries, Ltd.:
7.250%, 01/15/2026(e)	360,000	360,601
7.500%, 01/15/2028(e)	395,000	385,935
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(e)	160,000	166,946
Occidental Petroleum Corp.:
6.200%, 03/15/2040	180,000	200,173
4.625%, 06/15/2045	450,000	437,467
6.600%, 03/15/2046	80,000	94,169
Patterson-UTI Energy, Inc., 5.150%, 11/15/2029	470,000	459,261
PBF Holding Co. LLC / PBF Finance Corp.:
7.250%, 06/15/2025	160,000	145,369
6.000%, 02/15/2028	510,000	410,812
Penn Virginia Holdings LLC, 9.250%, 08/15/2026(e)	210,000	221,771
Petrofac, Ltd., 9.750%, 11/15/2026(e)	550,000	503,968
Precision Drilling Corp., 6.875%, 01/15/2029(e)	420,000	426,810
SM Energy Co., 6.750%, 09/15/2026	550,000	566,302
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	310,000	292,857
Transocean, Inc.:
7.250%, 11/01/2025(e)	355,000	309,244
7.500%, 01/15/2026(e)	480,000	417,600
W&T Offshore, Inc., 9.750%, 11/01/2023(e)	310,000	308,924
		11,768,166

Publishing - 0.42%
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(e)	550,000	553,501
7.500%, 06/01/2029(e)	160,000	159,845
Gartner, Inc., 3.625%, 06/15/2029(e)	80,000	75,111
		788,457

Radio & Television - 0.96%
Gray Escrow II, Inc., 5.375%, 11/15/2031(e)	285,000	272,887
National CineMedia LLC, 5.875%, 04/15/2028(e)	150,000	131,309
Scripps Escrow II, Inc., 5.375%, 01/15/2031(e)	150,000	143,832
Scripps Escrow, Inc., 5.875%, 07/15/2027(e)	220,000	220,484
Sirius XM Radio, Inc.:
4.000%, 07/15/2028(e)	340,000	323,461
3.875%, 09/01/2031(e)	590,000	537,888
Urban One, Inc., 7.375%, 02/01/2028(e)	180,000	180,951
		1,810,812

Real Estate Investment Trust and Real Estate Operating Companies - 1.02%
Howard Hughes Corp., 5.375%, 08/01/2028(e)	200,000	201,109
iStar, Inc., 4.250%, 08/01/2025	225,000	221,734
New Residential Investment Corp., 6.250%, 10/15/2025(e)	330,000	317,297
Starwood Property Trust, Inc., 4.375%, 01/15/2027(e)	1,210,000	1,175,327
		1,915,467

Retailers (except food & drug) - 0.75%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	515,000	479,424
Bed Bath & Beyond, Inc., 5.165%, 08/01/2044	100,000	71,201
FirstCash, Inc., 4.625%, 09/01/2028(e)	600,000	559,014
Sonic Automotive, Inc.:
4.625%, 11/15/2029(e)	200,000	180,251
4.875%, 11/15/2031(e)	140,000	124,502
		1,414,392

	Principal Amount	Value
Steel - 1.04%
Allegheny Technologies, Inc.:
4.875%, 10/01/2029	$250,000	$237,211
5.125%, 10/01/2031	380,000	357,014
Carpenter Technology Corp.:
6.375%, 07/15/2028	390,000	392,063
7.625%, 03/15/2030	100,000	102,521
Cleveland-Cliffs, Inc., 4.875%, 03/01/2031(e)	350,000	346,811
United States Steel Corp.:
6.875%, 03/01/2029	440,000	458,370
6.650%, 06/01/2037	60,000	62,196
		1,956,186

Surface Transport - 0.49%
Danaos Corp., 8.500%, 03/01/2028(e)	150,000	160,684
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(e)	220,000	216,058
Holly Energy Partners LP / Holly Energy Finance Corp., 5.000%, 02/01/2028(e)	260,000	247,161
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 05/15/2023	300,000	299,625
		923,528

Telecommunications - 0.61%
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	200,000	207,676
Lumen Technologies, Inc.:
7.600%, 09/15/2039	140,000	134,744
7.650%, 03/15/2042	170,000	164,400
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(e)	220,000	198,449
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	250,000	233,415
Viavi Solutions, Inc., 3.750%, 10/01/2029(e)	220,000	206,737
		1,145,421

Utilities - 0.48%
FirstEnergy Corp., 7.375%, 11/15/2031	345,000	426,144
Vistra Operations Co. LLC, 4.375%, 05/01/2029(e)	500,000	473,145
		899,289

TOTAL CORPORATE BONDS
(Cost $62,073,530)		61,445,162

	Shares	Value
WARRANTS - 0.00%
Healthcare - 0.00%
Carestream Health expires 12/31/2049 at $0.01(b)	71	–

TOTAL WARRANTS
(Cost $0)		–

Total Investments- 162.50%
(Cost $309,559,427)		305,789,070

Other Assets in Excess of Liabilities - 1.64%		3,094,210

Mandatory Redeemable Preferred Shares - (10.63)%
(liquidation preference plus distributions payable on term preferred shares)		(20,000,000)

Leverage Facility - (53.51)%		(100,700,000)

Net Assets - 100.00%		$188,183,280

Amounts above are shown as a percentage of net assets as of March 31, 2022.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of March 31, 2022 was 0.45%

3M US L - 3 Month LIBOR as of March 31, 2022 was 0.96%

6M US L - 6 Month LIBOR as of March 31, 2022 was 1.47%

3M US SOFR - 3 Month SOFR as of March 31, 2022 was 0.29%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of March 31, 2022. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2022, the Fund has unfunded delayed draw loans in the amount of $702,121. Fair value of these unfunded delayed draws was $695,797.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $56,750,310, which represented approximately 30.16% of net assets as of March 31, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

NOTE 1. ORGANIZATION

Blackstone Long-Short Credit Income Fund (formerly known as Blackstone / GSO Long-Short Credit Income Fund) (“BGX” or the “Fund”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

On May 22, 2020, the SEC declared effective a registration statement filed under the “shelf” registration process for BGX. Pursuant to the shelf registration, BGX may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BGX designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On August 19, 2020, BGX launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. As of September 30, 2021, BGX has not yet sold any shares pursuant to this shelf registration. An updated shelf registration statement was declared effective by the SEC on July 30, 2021.

Investment Objectives: BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BGX’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (collectively, the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BGX’s investments under the fair value hierarchy levels as of March 31, 2022:

Blackstone Long-Short Credit Income Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Business Equipment & Services	$–	$34,750,276	$3,589,910	$38,340,186
Containers & Glass Products	–	6,844,860	306,667	7,151,527
Drugs	–	3,821,786	349,973	4,171,759
Electronics/Electric	–	48,327,739	198,569	48,526,308
Healthcare	–	29,428,531	1,279,286	30,707,817
Leisure Goods/Activities/Movies	–	8,429,182	762,300	9,191,482
Retailers (except food & drug)	–	–	43,268	43,268
Other	–	92,056,069	–	92,056,069
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	952,664	13,202,828	14,155,492
Corporate Bonds	–	61,445,162	–	61,445,162
Warrants
Healthcare	–	–	–	–
Total	$–	$286,056,269	$19,732,801	$305,789,070

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	$–	$5,539	$–	$5,539
Total	$–	$5,539	$–	$5,539

*	Refer to the Fund’s Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BGX has used Level 3 inputs to determine the fair value are as follows:

	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2021	$5,650,482	$8,895,174	$198,367	$(1,136)	$14,742,887
Accrued discount/ premium	2,245	1,233	-	-	3,478
Realized Gain/(Loss)	17	-	-	-	17
Change in Unrealized Appreciation/(Depreciation)	(53,407)	(212,481)	(198,367)	1,136	(463,119)
Purchases	880,081	5,169,975	-	-	6,050,056
Sales Proceeds	(2,601)	-	-	-	(2,601)
Transfer into Level 3	2,706,406	-	-	-	2,706,406
Transfer out of Level 3	(2,653,250)	(651,073)	-	-	(3,304,323)
Balance as of March 31, 2022	$6,529,973	$13,202,828	$-	$-	$19,732,801
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at March 31, 2022	$(50,038)	$(212,482)	$(198,367)	$-	$(460,887)

Information about Level 3 fair value measurements as of March 31, 2022:

Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$6,529,973	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	13,202,828	Third-party vendor pricing service	Broker quotes	N/A
Warrants	-	Performance multiple methodology	EBITDA multiple(a)	4.25x

(a)	As of March 31, 2022 a change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

Securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

COVID-19 and Global Economic and Market Conditions: The impact of the novel coronavirus (“COVID-19”) pandemic has rapidly evolved around the globe, causing disruption in the U.S. and global economies. Although the global economy began reopening in 2021 and robust economic activity has supported a continued recovery, the emergence of new variants has contributed to setbacks to the recovery in the U.S. and abroad. The estimates and assumptions underlying the Fund’s financial statements are based on the information available as of March 31, 2022. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BGX includes first and second lien secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities (“Borrowers”), in its definition of “Secured Loans”. Under normal market conditions, at least 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BGX defines its “Managed Assets” as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). At March 31, 2022, 74.52% of BGX’s Managed Assets were held in Secured Loans.

Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Secured Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect our credit arrangements and our floating rate debt investments. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of floating rate debt investments in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR.

The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. On July 29, 2021, the U.S. Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR- based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

●	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;

●	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;

●	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

●	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

●	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

●	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2022, BGX had invested $21,444,767 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BGX.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if BGX acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation.

BGX has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2022, BGX had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value
Arc Falcon I, Inc. Delayed Draw Term Loan	$63,136	$61,689
AthenaHealth Group Inc. Delayed Draw Term Loan	177,101	175,552
Boyd Delayed Draw Term Loan	184,211	182,829
Medical Solutions LLC, First Lien Delayed Draw Term Loan	37,876	37,615
Pediatric Associates Holding Company, LLC Delayed Draw Term Loan	3,632	3,593
PRO MACH Group, Inc., First Lien Delayed Draw Term Loan	61,623	61,431
Sovos Compliance, LLC., First Lien Delayed Draw Term Loan	61,198	61,198
Tekni-Plex, Inc. First Lien Delayed Draw Term Loan	14,303	14,148
VT Topco, Inc., First Lien Delayed Draw Term Loan	99,041	97,742
Total	$702,121	$695,797

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BGX’s valuation policies. For the period ended March 31, 2022, BGX recorded a net increase in unrealized appreciation on unfunded loan commitments totaling $7,492.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a revolving line of credit (“Leverage Facility”) dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, January 8, 2018 and February 23, 2018 and as further amended and restated on June 20, 2018, and as further amended and restated on July 25, 2019 and as amended on July 23, 2020, July 26, 2021 and November 29, 2021, to borrow up to a limit of $122 million, with $41 million for tranche A loans (“BGX Tranche A Loans”) and $81 million for tranche B loans (“BGX Tranche B Loans”). Borrowings under the Agreement are secured by the assets of the Fund.

Interest is charged at a rate of 0.85% above LIBOR for Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest periods Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of Tranche A Loans and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2022, BGX had borrowings outstanding under its Leverage Facility of $100,700,000, at an interest rate of 1.37%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2022. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended March 31, 2022 the average borrowings under BGX's Leverage Facility and the average interest rate were $100,798,889 and 1.18% respectively.

On July 27, 2016, BGX issued 20,000 Mandatory Redeemable Preferred Shares (“MRPS”) with an aggregate liquidation preference of $20,000,000. As of February 11, 2021, the MRPS were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on the MRPS to A. The downgrade was driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Fund’s credit profiles. The dividend rate on the Fund’s MRPS will increase if the credit rating for the Fund is downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations as prescribed in the relevant MRPS governing documents. BGX used the proceeds of the offering to make additional investments for BGX’s portfolio. The final redemption date of the MRPS is July 27, 2023. BGX makes quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%.

Under the Agreement and the governing documents of the MRPS, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings and BGX have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of March 31, 2022, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolios, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. As of March 31, 2022, BGX’s leverage represented 39.07% of the Fund’s Managed Assets (with the borrowings under the Leverage Facility representing 32.60% of Managed Assets and the MRPS representing 6.47% of Managed Assets).